UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 20, 2005
Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

333-121094
Maryland	(1933 Act)	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona
85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Credit Property Trust II, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:
(i)	Current Report on Form 8-K filed on October 25, 2005 to provide the required financial information relating to our acquisition of a single-tenant retail building located in Alliance, Ohio (the “RA Alliance Property”), as described in such Current Report;

(ii)	Current Report on Form 8-K filed on October 31, 2005 to provide the required financial information relating to our acquisition of a single-tenant retail building located in Glendale, Arizona (the “LZ Glendale Property”), as described in such Current Report;

(iii)	Current Report on Form 8-K filed on November 7, 2005 to provide the required financial information relating to our acquisitions of two single-tenant retail buildings located in St. Louis, Missouri and a single-tenant retail building located in Florissant, Missouri (collectively, the “WG SL Properties”), as described in such Current Report;

(iv)	Current Report on Form 8-K filed on November 29, 2005 to provide the required financial information relating to our acquisitions of a single-tenant retail building located in Olivette, Missouri (the “WG Olivette Property”) and a single-tenant retail building located in Columbia, Missouri (the “WG Columbia Property”), as described in such Current Report;

(v)	Current Report on Form 8-K filed on December 6, 2005 to provide the required financial information relating to our acquisitions of a single-tenant retail building located in Enterprise, Alabama (the “LO Enterprise Property”) and a single-tenant retail building located in Alpharetta, Georgia (the “CV Alpharetta Property”), as described in such Current Report; and

(vi)	Current Report on Form 8-K filed on December 13, 2005 to provide the required financial information relating to our acquisitions of a single-tenant retail building located in Richland Hills, Texas (the “CV RH Property”) and a single-tenant commercial building located in Rockford, Illinois (the “FE Rockford Property”), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to the properties discussed above that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits
SIGNATURE

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Summary Financial Data.

(b)	Pro Forma Financial Information.

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2005 (Unaudited).

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (Unaudited).

Notes to Pro Forma Condensed Consolidated Financial Statements.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

None.

Summary Financial Data
Rite Aid Corporation
RA Alliance Property
On October 20, 2005, we acquired an approximately 11,325 square foot single-tenant retail building on an approximately 1.79 acre site located in Alliance, Ohio (the “RA Alliance Property”), which was constructed in 1996. The RA Alliance Property is 100% leased to RA Ohio, a wholly-owned subsidiary of Rite Aid Corporation (“Rite Aid”), which guarantees the lease. The RA Alliance Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the RA Alliance Property was approximately $2.1 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering.
In evaluating the RA Alliance Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the RA Alliance Property, a variety of factors were considered, including our consideration of a property condition report; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, the Company is not aware of any material factors relating to the RA Alliance Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
Because the RA Alliance Property is 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lease guarantor, Rite Aid, are more relevant to investors than the financial statements of the property acquired. As a result, pursuant to guidance provided by the Securities and Exchange Commission (“SEC”), we have not provided audited financial statements of the property acquired.
Rite Aid currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Rite Aid are taken from its previously filed public reports:

	For the Six
	Months Ended	For the Fiscal Year Ended
	8/27/2005	2/26/2005	2/28/2004	3/1/2003
			(in thousands)
Consolidated Statements of Operations
Revenues	$8,353,959	$16,816,439	$16,600,449	$15,791,278
Operating Income (Loss)	$43,567	$134,007	$34,584	$(154,482)
Net Income (Loss)	$31,853	$302,478	$83,379	$(112,542)

	As of the Six
	Months Ended	As of the Fiscal Year Ended
	8/27/2005	2/26/2005	2/28/2004	3/1/2003
			(in thousands)
Consolidated Balance Sheets
Total Assets	$5,705,883	$5,932,583	$6,245,634	$6,132,766
Long-term Debt	$2,564,882	$3,311,336	$3,891,666	$3,862,628
Stockholders’ Equity (Deficit)	$349,412	$322,934	$(8,277)	$(129,938)
For more detailed financial information regarding Rite Aid, please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

Walgreen Co.
WG SL Properties
On November 2, 2005, we acquired the following properties (collectively, the “WG SL Properties”): (i) an approximately 15,120 square foot single-tenant retail building on an approximately 2.11 acre site located in St. Louis, Missouri, constructed in 2001, (ii) an approximately 15,120 square foot single-tenant retail building on an approximately 2.13 acre site located in St. Louis, Missouri, constructed in 2001, and (iii) an approximately 15,120 square foot single-tenant retail building on an approximately 1.82 acre site located in Florissant, Missouri, constructed in 2001. The WG SL Properties are 100% leased to Walgreen Co. (“Walgreens”) subject to separate net leases pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The aggregate purchase price of the WG SL Properties was approximately $16.4 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $13.1 million loan from Wachovia Bank, National Association (the “Lender”) secured by the WG SL Properties.
WG Olivette Property
On November 22, 2005, we acquired an approximately 15,030 square foot single-tenant retail building on an approximately 2.40 acre site located in Olivette, Missouri (the “WG Olivette Property”), constructed in 2001. The WG Olivette Property is 100% leased to Walgreens subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the WG Olivette Property was approximately $7.8 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $5.4 million loan from the Lender secured by the WG Olivette Property.
WG Columbia Property
On November 22, 2005, we acquired an approximately 13,970 square foot single-tenant retail building on an approximately 1.03 acre site located in Columbia, Missouri (the “WG Columbia Property”), constructed in 2002. The WG Columbia Property is 100% leased to Walgreens subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the WG Columbia Property was approximately $6.3 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $4.5 million loan from the Lender secured by the WG Columbia Property.
In evaluating the WG SL Properties, the WG Olivette Property, and the WG Columbia Property as potential acquisitions and determining the appropriate amount of consideration to be paid for our interests therein, a variety of factors were considered, including our consideration of property condition reports; unit-level store performance; property locations, visibility and access; age of the properties, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, the Company is not aware of any material factors relating to the WG SL Properties, the WG Olivette Property and the WG Columbia Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
Because the WG SL Properties, the WG Olivette Property, and the WG Columbia Property are each 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lessee, Walgreens, are more relevant to investors than the financial statements of each property acquired. As a result, pursuant to guidance provided by the SEC, we have not provided audited financial statements of each property acquired.

Walgreens currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Walgreens has been taken from its previously filed public reports:

	For the Fiscal Year Ended
	8/31/2005	8/31/2004	8/31/2003
	(in millions)
Consolidated Statements of Operations
Revenues	$42,201.6	$37,508.2	$32,505.4
Operating Income	$2,455.6	$2,159.7	$1,871.7
Net Income	$1,559.5	$1,349.8	$1,165.1

	As of the Fiscal Year Ended
	8/31/2005	8/31/2004	8/31/2003
	(in millions)
Consolidated Balance Sheets
Total Assets	$14,608.8	$13,342.1	$11,656.8
Long-term Debt	$12.0	$12.4	$9.4
Stockholders’ Equity	$8,889.7	$8,139.7	$7,117.8
For more detailed financial information regarding Walgreens, please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

CVS Corporation
CV Alpharetta Property
On December 1, 2005, we acquired an approximately 10,125 square foot single-tenant retail building on an approximately 1.19 acre site located in Alpharetta, Georgia (the “CV Alpharetta Property”), constructed in 1998. The CV Alpharetta Property is 100% leased to Mayfield CVS, Inc., which is a wholly-owned subsidiary of CVS Corporation (“CVS”), which guarantees the lease. The CV Alpharetta Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the CV Alpharetta Property was approximately $3.1 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $2.5 million loan from the Lender secured by the CV Alpharetta Property.
CV RH Property
On December 8, 2005, we acquired an approximately 10,908 square foot single-tenant retail building on an approximately 1.41 acre site located in Richland Hills, Texas (the “CV RH Property”), constructed in 1997. The CV RH Property is 100% leased to CVS EGL Grapevine N Richland Hills Texas, LP, which is a wholly-owned subsidiary of CVS, which guarantees the lease. The CV RH Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the CV RH Property was approximately $3.7 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $2.9 million loan from the Lender secured by the CV RH Property.
In evaluating the CV Alpharetta Property and the CV RH Property as potential acquisitions and determining the appropriate amount of consideration to be paid for our interests therein, a variety of factors were considered, including our consideration of property condition reports; unit-level store performance; property locations, visibility and access; age of the properties, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, the Company is not aware of any material factors relating to the CV Alpharetta Property and the CV RH Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
Because the CV Alpharetta Property and the CV RH Property are each 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lease guarantor, CVS, are more relevant to investors than the financial statements of each property acquired. As a result, pursuant to guidance provided by the SEC, we have not provided audited financial statements of each property acquired.

CVS currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding CVS are taken from its previously filed public reports:

	For the Nine Months
	Ended	For the Fiscal Year Ended
	10/1/2005	1/1/2005	1/3/2004	12/28/2002
			(In millions)
Consolidated Statements of Operations
Revenues	$27,274.2	$30,594.3	$26,588.0	$24,181.5
Operating Income	$1,416.4	$1,454.7	$1,423.6	$1,206.2
Net Income	$807.8	$918.8	$847.3	$716.6

	As of the Nine
	Months Ended	As of the Fiscal Year Ended
	10/1/2005	1/1/2005	1/3/2004	12/28/2002
			(In millions)
Consolidated Balance Sheets
Total Assets	$15,225.9	$14,546.8	$10,543.1	$9,645.3
Long-term Debt	$1,627.9	$1,925.9	$753.1	$1,076.3
Stockholders’ Equity	$7,955.6	$6,987.2	$6,021.8	$5,197.0
For more detailed financial information regarding CVS, please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

Lowe’s Companies, Inc.
LO Enterprise Property
On December 1, 2005, we acquired an approximately 95,173 square foot single-tenant retail building on an approximately 16.7 acre site located in Enterprise, Alabama (the “LO Enterprise Property”), which was constructed in 1995. The LO Enterprise Property is 100% leased to Lowe’s Home Centers, Inc., which is a wholly-owned subsidiary of Lowe’s Companies, Inc. (“Lowe’s”), which guarantees the lease. The LO Enterprise Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the LO Enterprise Property was approximately $7.5 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $6.0 million loan from the Lender secured by the LO Enterprise Property.
In evaluating the LO Enterprise Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the LO Enterprise Property, a variety of factors were considered, including our consideration of a property condition report; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, the Company is not aware of any material factors relating to the LO Enterprise Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
Because the LO Enterprise Property is 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lease guarantor, Lowe’s, are more relevant to investors than the financial statements of the property acquired. As a result, pursuant to guidance provided by the SEC, we have not provided audited financial statements of the property acquired. After reasonable inquiry, the Company is not aware of any material factors relating to the LO Enterprise Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
Lowe’s currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Lowe’s are taken from its previously filed public reports:

	For the Nine
	Months Ended	For the Fiscal Year Ended
	10/28/2005	1/28/2005	1/30/2004	1/31/2003
			(In millions)
Consolidated Statements of Operations
Revenues	$32,435	$36,464	$30,838	$26,112
Operating Income	$3,377	$3,536	$2,944	$2,372
Net Income	$2,077	$2,176	$1,844	$1,491

	As of the Nine
	Months Ended	As of the Fiscal Year Ended
	10/28/2005	1/28/2005	1/30/2004	1/31/2003
			(In millions)
Consolidated Balance Sheets
Total Assets	$25,109	$21,209	$18,751	$16,109
Long-term Debt	$3,749	$3,060	$3,678	$3,736
Stockholders’ Equity	$13,601	$11,535	$10,216	$8,302
For more detailed financial information regarding Lowe’s please refer to its financial statements, which are publicly available with the SEC at http://www.sec.gov.

Fed Ex Ground Packaging System, Inc.
FDX Rockford Property
On December 9, 2005, we acquired an approximately 68,455 square foot single-tenant commercial building on an approximately 8.55 acre site located in Rockford, Illinois (the “FE Rockford Property”), which was constructed in 1994. The FE Rockford Property is 100% leased to FedEx Ground Package System, Inc. (“FDX Ground”), which is a wholly-owned subsidiary of FedEx Corporation (“FDX”). The FE Rockford Property is subject to a net lease pursuant to which the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent.
The purchase price of the FE Rockford Property was approximately $6.2 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $4.9 million loan from the Lender secured by the FE Rockford Property.
In evaluating the FE Rockford Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the FE Rockford Property, a variety of factors were considered, including our consideration of a property condition report; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators. After reasonable inquiry, the Company is not aware of any material factors relating to the FE Rockford Property, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
FDX Ground specializes in small-package shipping, with 100% coverage to every business address in the United States, Canada and Puerto Rico. FDX has a Standard & Poor’s credit rating of “BBB” and the company’s stock is publicly traded on the New York Stock Exchange under the ticker symbol “FDX”.
Because the FE Rockford Property is 100% leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, we believe that the financial condition and results of operations of the lessee, FDX Ground, are more relevant to investors than the financial statements of each property acquired. As a result, pursuant to guidance provided by the SEC, we have not provided audited financial statements of the property acquired.
FDX currently files its financial statements in reports filed with the SEC, which include separate, limited financial information for its FDX Ground segment, which includes its subsidiary, FedEx Ground Package System, Inc. The following financial data and other information regarding the FDX Ground segment are taken from FDX’s previously filed public reports:

	As of or for the
	Three Months Ended	As of or for the Fiscal Year Ended
	8/31/2005	5/31/2005	5/31/2004	5/31/2003
			(In millions)
Revenues	$1,219	$4,680	$3,910	$3,581
Operating Income	$148	$604	$522	$494
Total Assets		$2,776	$2,248	$1,846
For more detailed financial information regarding FDX Ground, please refer to the financial statements of its parent FDX, which are publicly available with the SEC at http://www.sec.gov.

LZ Glendale Property
On October 25, 2005, we acquired a 23,000 square foot single-tenant retail building on an approximately 3.18 acre site in Glendale, Arizona, (the “LZ Glendale Property”) through a sale leaseback transaction. The purchase price of the LZ Glendale Property was approximately $5.7 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and an approximately $4.6 million loan from the Lender secured by the LZ Glendale Property.
In our Current Report on Form 8-K that we filed on October 31, 2005, regarding the acquisition of the LZ Glendale Property we indicated we would file financial statements related to the acquisition by an amendment to the Form 8-K. We have since determined that as the LZ Glendale Property had no operating history prior to October 25, 2005, we are not required to file such statements.

Cole Credit Property Trust II, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2005
(Unaudited)
The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if we had acquired the RA Alliance Property, WG SL Properties, WG Olivette Property, WG Columbia Property, CV Alpharetta Property, CV RH Property, LO Enterprise Property, FE Rockford Property and LZ Glendale Property on September 30, 2005. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 250,000 and a maximum of 45,000,000 shares of its common stock at a price of $10.00 per share, subject to certain discounts (the “Offering”). On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.
This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transactions on September 30, 2005, nor does it purport to represent our future financial position.

		Total	Total Current
	September 30,	Prior Acquisitions	Acquisitions		Pro Forma
	2005	Pro Forma	Pro Forma		September 30,
	As Reported	Adjustments	Adjustments		2005
	(a)	(b)	(c)
ASSETS
Real estate assets, at cost:
Land	$934,094	$4,264,284	$18,655,930		$23,854,308
Buildings and improvements, less accumulated depreciation of $2,466 at September 30, 2005	2,046,509	21,026,730	34,293,254		57,366,493
Intangible lease assets, less accumulated amortization of $1,037 at September 30, 2005	368,299	3,232,795	6,880,679		10,481,773

Total real estate assets	3,348,902	28,523,809	59,829,863		91,702,574
Cash	4,772,471	(2,995,195)	(1,777,276)		—
Restricted Cash	1,363,506	—	—		1,363,506
Prepaid expenses and other assets	107,584	—	—		107,584
Deferred financing costs, less accumulated amortization of $227 at September 30, 2005	46,202	134,386	435,216		615,804

Total assets	$9,638,665	$25,663,000	$58,487,803		$93,789,468

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable	$2,607,000	$25,663,000	$43,861,405		$72,131,405
Accounts payable and accrued expenses	14,678	—	—		14,678
Due to affiliates	80,438	—	—		80,438
Escrowed investor proceeds liability	1,363,506	—	—		1,363,506

Total liabilities	4,065,622	25,663,000	43,861,405		73,590,027
Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued and outstanding at September 30, 2005	—	—	—		—
Common stock, $.01 par value, 90,000,000 share authorized, 620,216 issued and outstanding at September 30, 2005	6,202	—	16,252	(d)	22,454
Capital in excess of par value	5,596,384	—	14,610,146	(d)	20,206,530
Accumulated deficit	(29,543)	—	—		(29,543)

Total stockholders’ equity	5,573,043	—	14,626,398		20,199,441

Total liabilities and stockholders’ equity	$9,638,665	$25,663,000	$58,487,803		$93,789,468

Cole Credit Property Trust II, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2005
(Unaudited)
The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if we had acquired the RA Alliance Property, WG SL Properties, WG Olivette Property, WG Columbia Property, CV Alpharetta Property, CV RH Property, LO Enterprise Property, FE Rockford Property and LZ Glendale Property on January 1, 2005. The Company was considered a development stage company and did not have any operations prior to September 23, 2005, and as a result, a Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2004 has not been presented.
This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operation would have been had we completed the above transactions on January 1, 2005, nor does it purport to represent our future operations.

	For the Nine	Total	Total Current		Pro Forma,
	Months Ended	Prior Acquisitions	Acquisitions		For the Nine
	September 30, 2005	Pro Forma	Pro Forma		Months Ended
	As Reported	Adjustments	Adjustments		September 30, 2005
	(a)	(e)	(f)
REVENUE:
Rental income	$2,761	$2,017,633	$3,107,636	(g)	$5,128,030
EXPENSES:
Depreciation and amortization	3,504	646,522	1,102,236	(h)	1,752,262
Interest expense	1,864	1,154,454	1,685,088	(i)	2,841,406
Asset management fee	—	58,477	110,006	(j)	168,483
Property management fee	—	40,408	62,153	(k)	102,561
General and administrative expenses	26,936	459	—		27,395

Total operating expenses	32,304	1,900,320	2,959,483		4,892,107

NET INCOME (LOSS)	$(29,543)	$117,313	$148,153		$235,923

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and Diluted	34,822		1,625,155	(d)	1,659,977

NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$(0.85)				$0.14

Cole Credit Property Trust II, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements
September 30, 2005
(Unaudited)
a.	Reflects the Company’s historical balance sheet as of September 30, 2005, and the historical operations of the Company for the nine months ended September 30, 2005. On September 23, 2005, the Company issued the initial shares under the Offering and commenced its principal operations. Prior to such date, the Company was considered a development stage company and did not have any operations.

b.	Reflects preliminary purchase price allocations relating to the acquisition of a single-tenant retail building 100% leased to Walgreens, located in Brainerd, Minnesota (the “WG Brainerd Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 16, 2005, and the acquisition of a single-tenant research and development building 100% leased to LDM Technologies, Inc., located in Auburn Hills, Michigan (the “PT Auburn Hills Property”), which was previously reported in a Current Report on Form 8-K filed on December 20, 2005.

The acquisition of a single-tenant retail building 100% leased to Tractor Supply Company, located in Parkersburg, West Virginia (the “TS Parkersburg Property”), which was previously reported in a Current Report, as amended, on Form 8-K/A filed on December 9, 2005, is not included in the Pro Forma adjustments as the property was acquired before September 30, 2005 and is included in the amounts as reported by the Company.

c.	Reflects the preliminary purchase price allocations relating to the acquisition of the RA Alliance Property, WG SL Properties, WG Olivette Property, WG Columbia Property, CV Alpharetta Property, CV RH Property, LO Enterprise Property, FE Rockford Property and LZ Glendale Property (collectively the “Pro Forma Properties”) as if they had been acquired on September 30, 2005.

The Company’s preliminary purchase price allocations are in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations”. The preliminary purchase price allocations by property are as follows:

		Buildings and	Intangible Lease
Property	Land	Improvements	Assets	Total
RA Alliance Property	$431,879	$1,442,340	$276,243	$2,150,462
WG SL Properties	5,446,651	9,374,900	1,860,997	16,682,548
WG Olivette Property	3,076,687	3,794,102	1,122,738	7,993,527
WG Columbia Property	2,349,209	3,342,515	724,331	6,416,055
CV Alpharetta Property	1,214,170	1,666,426	281,404	3,162,000
CV RH Property	1,141,450	2,276,738	315,013	3,733,201
LO Enterprise Property	1,011,873	5,779,932	817,745	7,609,550
FE Rockford Property	1,468,781	3,648,647	1,141,735	6,259,163
LZ Glendale Property	2,515,230	2,967,654	340,473	5,823,357

Total	$18,655,930	$34,293,254	$6,880,679	$59,829,863

d.	Reflects the additional 1,625,155 shares of common stock required to be issued by the Company subsequent to September 30, 2005 in order to fund the acquisition of the Pro Forma Properties. The shares are assumed to be issued at $10.00 per share less commissions, dealer manager fees and organizational costs of $0.70, $0.15 and $0.15 per share, respectively. The weighted average shares required to be issued was calculated assuming all of the shares were issued on January 1, 2005.

e.	Reflects the Pro Forma results of operations for the acquisition of the TS Parkersburg Property, the WG Brainerd Property and the PT Auburn Hills Property for the nine months ended September 30, 2005.

f.	Reflects the Pro Forma results of operations of the Pro Forma Properties for the nine months ended September 30, 2005.

g.	Represents the straight line rental revenues for the Pro Forma Properties in accordance with their respective lease agreements.

h.	Represents depreciation and amortization expense for the Pro Forma Properties. All assets are depreciated on a straight line basis. The estimated useful lives of our assets by class are generally as follows:

Building and improvements	40 years
Property acquisition costs	40 years
Tenant improvements	Lease term
Intangible lease assets	Lease term

i.	Represents interest expense associated with the debt incurred to finance the acquisition of the WG SL Properties, WG Olivette Property, WG Columbia Property, CV Alpharetta Property, CV RH Property, LO Enterprise Property, FE Rockford Property and LZ Glendale Property. The respective loan terms are as follows:
Fixed Rate Tranches

Property	Loan Amount	Interest Rate	Maturity
WG SL Properties	$10,660,000	5.48%	November 11, 2015
WG Olivette Property	5,386,432	5.15%	July 11, 2008
WG Columbia Property	4,493,973	5.15%	July 11, 2008
CV Alpharetta Property	2,015,000	5.52%	December 11, 2010
CV RH Property	2,379,000	5.52%	December 11, 2010
LO Enterprise Property	4,859,000	5.52%	December 11, 2010
FE Rockford Property	3,998,000	5.61%	December 11, 2010
LZ Glendale Property	3,415,000	5.76%	November 11, 2010
Variable Rate Tranches

Property	Loan Amount	Interest Rate	Maturity
WG SL Properties	$2,460,000	Libor plus 2%	February 2, 2006
CV Alpharetta Property	465,000	Libor plus 2%	March 1, 2006
CV RH Property	549,000	Libor plus 2%	March 8, 2006
LO Enterprise Property	1,121,000	Libor plus 2%	March 1, 2006
FE Rockford Property	922,000	Libor plus 2%	March 10, 2006
LZ Glendale Property	1,138,000	Libor plus 2%	January 25, 2006
The variable rate tranches generally have 90 days repayment terms. As such, the interest expense for the nine months ended as of September 30, 2005 includes only 90 days of interest expense relating to the variable rate tranches as they are scheduled to be paid down 90 days after the acquisition of the respective properties.

j.	Reflects the annualized asset management fee of 0.25% (a monthly rate of 0.02083%) of each applicable property asset value payable to Cole Reit Advisors II, LLC, our Advisor.

k.	Reflects the property management fee equal to 2% of gross revenues of each applicable property payable to an affiliate of our Advisor.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLE CREDIT PROPERTY TRUST II, INC.
Dated: December 22, 2005	By:	/s/ Blair D. Koblenz
Blair D. Koblenz
Chief Financial Officer and Executive Vice President